UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007 (December 26, 2007)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
DECEMBER 28, 2007

ITEMS IN FORM 8-K

		Page

Facing Page		1
Item 8.01	Other Events	3
Signatures		4

Item 8.01  Other Events

On December 26, 2007, Stephen G. Berman, our President and Chief Operating Officer, entered into a trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Mr. Berman’s trading plan provides for the sale of up to 90,000 shares of our common stock, which sales will not commence until shortly after the public announcement of our financial results for the quarter ending March 31, 2008. The sales under Mr. Berman’s plan are intended to be completed no later than three (3) weeks after such announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: December 28, 2007
By: /s/ JOEL M. BENNETT Joel M. Bennett, CFO